CURRENT TECHNOLOGY CORPORATION

Certification pursuant to 18 U.S.C. §1350 of the

Chief Executive Officer and Chief Financial Officer

In connection with the Quarterly Report on Form 10-Q (the “Report”) of Current Technology Corporation (the “Company”) for the quarter ended June 30, 2008, each of the undersigned Robert Kramer, the Chief Executive Officer of the Company, and George Chen, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned’s knowledge and belief:

1.

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 11, 2008

/s/ Robert Kramer

___________________________

Robert Kramer, Chief Executive Officer

September 11, 2008

/s/ George Chen

______________________________

George Chen, Chief Financial Officer